                                                                    Exhibit 99.1

                       CABOT INDUSTRIAL PROPERTIES, L.P.


                               Medium-Term Notes
                  Due Nine Months or More From Date of Issue

                            DISTRIBUTION AGREEMENT


                                                               September 7, 2000



Merrill Lynch, Pierce, Fenner & Smith               Goldman, Sachs & Co.
Incorporated                                        85 Broad Street
World Financial Center                              New York, New York, 10004
North Tower, 15th Floor
New York, New York 10281-1315                       J.P. Morgan Securities Inc.
                                                    60 Wall Street
BNY Capital Markets, Inc.                           New York, New York 10260
1 Wall Street
New York, New York 10286

Chase Securities Inc.
[ADDRESS]
[ADDRESS]

First Union Securities, Inc.
[ADDRESS]
[ADDRESS]



Dear Sirs:

     Cabot Industrial Properties, L.P., a Delaware limited partnership (the "Company") and Cabot Industrial Trust, a Maryland real estate investment trust ("CIT") and sole general partner of the Company, confirm their agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated, BNY Capital Markets, Inc., Chase Securities Inc., First Union Securities, Inc., Goldman, Sachs & Co. and J.P. Morgan Securities Inc. and (each, an "Agent", and collectively, the "Agents") with respect to the issue and sale by the Company of its Medium-Term Notes Due Nine Months or More From Date of Issue (the "Notes"). The Notes are to be issued pursuant to an Indenture, dated as of April 30, 1999, as supplemented and amended by a Supplemental

Indenture No. 1, dated as of May 4, 1999 and a Supplemental Indenture No. 2, dated as of September 7, 2000 (collectively, and as amended or modified from time to time the "Indenture"), between the Company, as issuer, and The Bank of New York, as trustee (the "Trustee"). As of the date hereof, the Company has authorized the issuance and sale of up to U.S. $200,000,000 aggregate initial offering price of Notes (or its equivalent, based upon the exchange rate on the applicable trade date in such foreign or composite currencies as the Company shall designate at the time of issuance) to or through the Agents pursuant to the terms of this Agreement. It is understood, however, that the Company may from time to time authorize the issuance of additional Notes and that such additional Notes may be sold to or through the Agents pursuant to the terms of this Agreement, all as though the issuance of such Notes were authorized as of the date hereof.

     This Agreement provides both for the sale of Notes by the Company to one or more Agents as principal for resale to investors and other purchasers and for the sale of Notes by the Company directly to investors (as may from time to time be agreed to by the Company and the applicable Agent), in which case the applicable Agent will act as an agent of the Company in soliciting offers for the purchase of Notes.

     The Company and CIT have filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (the file number of which is 333-71585) for the registration of debt securities, including the Notes, under the Securities Act of 1933, as amended (the "1933 Act"), and the offering thereof from time to time in accordance with Rule 415 of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations"), and the Company and CIT have filed such post-effective amendments thereto as may be required prior to any acceptance by the Company of an offer for the purchase of the Notes. Such registration statement (as so amended, if applicable) has been declared effective by the Commission and the Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended (the "1939 Act"). Such registration statement (as so amended, if applicable) is referred to herein as the "Registration Statement"; and the final prospectus and all applicable amendments or supplements thereto (including the final prospectus supplement and any pricing supplement relating to the offering of Notes), in the form first furnished to the applicable Agent(s), are collectively referred to herein as the "Prospectus"; provided, however, that all references to the "Registration Statement" and the "Prospectus" shall also be deemed to include all documents incorporated therein by reference pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), prior to any acceptance by the Company of an offer for the purchase of Notes; provided, further, that if the Company and/or CIT files a registration statement with the Commission pursuant to Rule 462(b) of the 1933 Act Regulations relating to the above-referenced registration statement (the "Rule 462(b) Registration Statement"), then, after such filing, all references to the "Registration Statement" shall also be deemed to include the Rule 462(b) Registration Statement. A "preliminary prospectus" shall be deemed to refer to any prospectus used before the registration statement became effective and any prospectus furnished by the Company after the registration statement became effective and before any acceptance by the Company of an offer for the purchase of Notes which omitted information to be included upon pricing in a form of prospectus filed with the Commission pursuant to Rule 424(b) of the 1933 Act Regulations. For purposes of this Agreement, all references to the Registration Statement, Prospectus or preliminary prospectus or to any amendment or supplement thereto shall be deemed to include any copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").

     All references in this Agreement to financial statements and schedules and other information which is "disclosed", "contained," "included" or "stated" (or other references of like import) in the Registration Statement, Prospectus or preliminary prospectus shall be deemed to include all such financial statements and schedules and other information which is incorporated by reference in the Registration Statement, Prospectus or preliminary prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement, Prospectus or preliminary prospectus shall be deemed to include the filing of any document under the 1934 Act which is incorporated by reference in the Registration Statement, Prospectus or preliminary prospectus, as the case may be.

     1.   Appointment as Agent.
          --------------------

          (a)  Appointment. Subject to the terms and conditions stated herein
               -----------
and subject to the reservation by the Company of the right to sell Notes directly on its own behalf, the Company hereby appoints each of the Agents as an agent of the Company for the purpose of soliciting or receiving offers to purchase the Notes from the Company by others. The Company may, from time to time in its sole discretion, appoint additional Agents under this Agreement on the same terms and conditions as provided herein or remove existing Agents from the program. The Company may from time to time offer Notes for sale otherwise than through an Agent; provided, however, that so long as this Agreement shall be in effect the Company shall not solicit offers to purchase Notes through any agent without amending this Agreement to appoint such agent an additional Agent hereunder on the same terms and conditions as provided herein for the Agents and without giving the Agents prior notice of such appointment. The Company may accept offers to purchase Notes through an agent other than an Agent, provided that (i) the Company shall not have solicited such offers, (ii) the Company and such agent shall have executed an agreement with respect to such purchases having terms and conditions (including, without limitation, commission rates) with respect to such purchases substantially the same as the terms and conditions that would apply to such purchases under this Agreement if such agent was an Agent (which may be accomplished by incorporating by reference in such agreement the terms and conditions of this Agreement) and (iii) the Company shall provide the Agents with a copy of such agreement promptly following the execution thereof.

          (b)  Sale of Notes. The Company shall not sell or approve the
               -------------
solicitation of offers for the purchase of Notes in excess of the amount which shall be authorized by the Company from time to time or in excess of the aggregate public offering price of debt securities registered pursuant to the Registration Statement remaining unsold. The Agents shall have no responsibility for maintaining records with respect to the aggregate public offering price of Notes sold, or of otherwise monitoring the availability of Notes for sale, under the Registration Statement.

          (c)  Purchases as Principal. The Agents shall not have any obligation
               ----------------------
to purchase Notes from the Company as principal. However, absent an agreement between an Agent and the Company that such Agent shall be acting solely as an agent for the Company, such Agent shall be deemed to be acting as principal in connection with any offering of Notes by the Company through such Agent. Accordingly, the Agents, individually or in a syndicate, may agree from time to time to purchase Notes from the Company as principal for resale to investors and other purchasers determined by such Agents. Any purchase of Notes from the Company by an Agent as principal shall be made in accordance with Section 3(a) hereof.

          (d)  Solicitations as Agent. If agreed upon between an Agent and the
               ----------------------
Company, such Agent, acting solely as an agent for the Company and not as principal, will solicit offers for the purchase of Notes. Such Agent will communicate to the Company, orally, each offer for the purchase of Notes solicited by it on an agency basis other than those offers rejected by such Agent. Such Agent shall have the right, in its discretion reasonably exercised, to reject any offer for the purchase of Notes, in whole or in part, and any such rejection shall not be deemed a breach of its agreement contained herein. The Company may accept or reject any offer for the purchase of Notes, in whole or in part. Such Agent shall make reasonable efforts to assist the Company in obtaining performance by each purchaser whose offer for the purchase of Notes has been solicited by it on an agency basis and accepted by the Company. Such Agent shall not have any liability to the Company in the event that any such purchase is not consummated for any reason. If the Company shall default on its obligation to deliver Notes to a purchaser whose offer has been solicited by such Agent on an agency basis and accepted by the Company, the Company shall (i) hold such Agent harmless against any loss, claim or damage arising from or as a result of such default by the Company and (ii) pay to such Agent any commission to which it would otherwise be entitled absent such default.

          (e)  Reliance. The Company, CIT and the Agents agree that any Notes
               --------
purchased from the Company by one or more Agents as principal shall be purchased, and any Notes the placement of which an Agent arranges as an agent of the Company shall be placed by such Agent, in reliance on the representations, warranties, covenants and agreements of the Company and CIT contained herein and on the terms and conditions and in the manner provided herein.

     2.   Representations and Warranties.
          ------------------------------

          (a) The Company and CIT each jointly and severally represents and warrants to each Agent as of the date hereof, as of the date of each acceptance by the Company of an offer for the purchase of Notes (whether to such Agent as principal or through such Agent as agent), as of the date of each delivery of Notes (whether to such Agent as principal or through such Agent as agent) (the date of each such delivery to such Agent as principal is referred to herein as a "Settlement Date"), and as of any time that the Registration Statement or the Prospectus shall be amended or supplemented (each of the times referenced above is referred to herein as a "Representation Date"), as follows:

               (i)  Due Organization, Good Standing and Due Qualification of
                    --------------------------------------------------------
CIT. CIT has been duly organized and is validly existing as a real estate
---
investment trust in good standing under the laws of Maryland with the trust power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into this Agreement and consummate the transactions contemplated by this Agreement;

CIT is duly qualified as a foreign trust to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not reasonably be expected to result in a material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of CIT and its subsidiaries considered as one enterprise (a "Material Adverse Effect"); all of the issued and outstanding shares of beneficial interest of CIT have been duly authorized and are validly issued, fully paid and non-assessable; none of the outstanding shares of beneficial interest of CIT were issued in violation of preemptive or other similar rights of any securityholder of CIT; and with respect to all tax periods since CIT's first taxable year ended December 31, 1998, CIT has met the requirements for qualification as a real estate investment trust under Sections 856 through 860 of the Internal Revenue Code of 1986, as amended, and the Company's present contemplated operations, assets and income continue to meet such requirements.

          (ii)   Due Formation, Good Standing and Due Qualification of the
                 ---------------------------------------------------------
Company. The Company has been duly formed and is validly existing as a limited
-------
partnership in good standing under the laws of Delaware with the partnership power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into this Agreement and consummate the transactions contemplated by this Agreement; the Company is duly qualified or registered as a limited partnership and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not reasonably be expected to result in a Material Adverse Effect; CIT is the sole general partner of the Company and is the holder of a general partnership interest in the Company constituting as of the date hereof approximately 93% of all general and limited partnership interests; the Second Amended and Restated Agreement of Limited Partnership, dated February 4, 1998, as amended, substantially in the form filed as an exhibit to the Registration Statement has been duly and validly authorized, is in full force and effect and is a valid and binding agreement of the parties thereto, enforceable in accordance with its terms; and the Company is properly treated as a partnership for federal income tax purposes and not as a "publicly traded partnership".

          (iii)  Due Organization, Good Standing and Due Qualification of
                 --------------------------------------------------------
Significant Subsidiaries. Each significant subsidiary (as such term is defined
------------------------
in Rule 1-02 of Regulation S-X promulgated under the 1933 Act), if any, (each, a "Significant Subsidiary") (a) has been duly organized and is validly existing under the laws of its jurisdiction of organization, with power and authority (corporate, partnership or otherwise) to own, lease and operate its properties and conduct its business as described in the Prospectus and (b) has been duly qualified to do business and is in good standing under the laws of the jurisdiction of its incorporation and each other jurisdiction in which it owns, leases or operates properties, or conducts other business, so as to require such qualification, except where the failure to so qualify or be in good standing would not reasonably be expected to result in a Material Adverse Effect; except as stated in the Prospectus, all of the issued and outstanding shares of capital stock or other partnership or membership interests of each Significant Subsidiary has been duly authorized and is validly issued, fully paid and non-assessable and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; and none of the outstanding shares of capital stock or other partnership or membership interests of any Significant Subsidiary was issued in violation of preemptive or other similar rights of any securityholder of such Significant Subsidiary.

          (iv)  Registration Statement and Prospectus. The Company and CIT meet
                -------------------------------------
the requirements for use of Form S-3 under the 1933 Act; the Registration Statement (including any Rule 462(b) Registration Statement) has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement (including any Rule 462(b) Registration Statement) has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company and/or CIT, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with; the Indenture has been duly qualified under the 1939 Act; at the respective times that the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendment thereto (including the filing of the Company's most recent Annual Report on Form 10-K with the Commission (the "Annual Report on Form 10-K")) became effective and at each Representation Date, the Registration Statement (including any Rule 462(b) Registration Statement) and any amendments thereto complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and the 1939 Act and the rules and regulations of the Commission under the 1939 Act (the "1939 Act Regulations") and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; each preliminary prospectus and prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the 1933 Act, complied when so filed in all material respects with the 1933 Act Regulations; each preliminary prospectus and the Prospectus delivered to the applicable Agent(s) for use in connection with the offering of Notes are identical to any electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T; and at the date hereof, at the date of the Prospectus and at each Representation Date, neither the Prospectus nor any amendment or supplement thereto included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or the Prospectus made in reliance upon and in conformity with information furnished to the Company and/or CIT in writing by the Agents expressly for use in the Registration Statement or the Prospectus.

          (v)   Incorporated Documents. The documents incorporated or deemed to
                ----------------------
be incorporated by reference in the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission under the 1934 Act (the "1934 Act Regulations") and, when read together with the other information in the Prospectus, at the date hereof, at the date of the Prospectus and at each Representation Date, did not and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (vi)   Independent Accountants. The accountants who certified the
                 -----------------------
financial statements and any supporting schedules thereto included in the Registration Statement and the Prospectus are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

          (vii)  Financial Statements. The consolidated financial statements of
                 --------------------
the Company and CIT included in the Registration Statement and the Prospectus, together with the related schedules and notes, as well as those financial statements, schedules and notes of any other entity included in the Registration Statement and the Prospectus, present fairly the consolidated financial position of CIT, the Company and their respective subsidiaries, or such other entity, as the case may be, at the dates indicated and the consolidated statement of operations, stockholders'/partners' equity and cash flows of CIT, the Company and their respective subsidiaries, or such other entity, as the case may be, for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved; the supporting schedules, if any, included in the Registration Statement and the Prospectus present fairly in accordance with GAAP the information required to be stated therein; the selected financial data and the summary financial information included in the Registration Statement and the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement and the Prospectus; and any pro forma consolidated financial statements of CIT, the Company and their respective subsidiaries and the related notes thereto included in the Registration Statement and the Prospectus present fairly the information shown therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

          (viii) No Material Changes. Since the respective dates as of which
                 -------------------
information is given or incorporated by reference in the Registration Statement and the Prospectus, except as otherwise stated therein, (1) there has been no event or occurrence that would reasonably be expected to result in a Material Adverse Effect and (2) there have been no transactions entered into by CIT, the Company or any of their respective subsidiaries, other than those in the ordinary course of business, which are material with respect to CIT, the Company and their respective subsidiaries considered as one enterprise.

          (ix)  Authorization, etc. of this Agreement, the Indenture and the
                ------------------------------------------------------------
Notes. This Agreement has been duly authorized, executed and delivered by the
-----
Company and CIT; the Indenture has been duly authorized, executed and delivered by the Company and CIT and is a valid and legally binding agreement of the Company and CIT, enforceable against the Company and CIT in accordance with its terms, except as enforcement thereof may be limited by (1) bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally, (2) general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law), (3) requirements that a claim with respect to any debt securities issued under the Indenture that are payable in a foreign or composite currency (or a foreign or composite currency judgment in respect of such claim) be converted into U.S. dollars at a rate of exchange prevailing on a date determined pursuant to applicable law or (4) governmental authority to limit, delay or prohibit the making of payments outside the United States; the Notes have been duly authorized by the Company, and by CIT as the general partner of the Company, for offer, sale, issuance and delivery pursuant to this Agreement and, when issued, authenticated and delivered by the Trustee in the manner provided for in the Indenture and delivered against payment of the consideration therefor, will constitute valid and legally binding obligations of the Company entitled to the benefit of the Indenture, enforceable against the Company in accordance with their terms, except as enforcement thereof may be limited by (1) bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally, (2) general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law), (3) requirements that a claim with respect to any Notes payable in a foreign or composite currency (or a foreign or composite currency judgment in respect of such claim) be converted into U.S. dollars at a rate or exchange prevailing on a date determined pursuant to applicable law or (4) governmental authority to limit, delay or prohibit the making of payments outside the United States; the Notes will be substantially in a form previously certified to the Agents and contemplated by the Indenture.

          (x)   Descriptions of the Indenture and the Notes. The Indenture and
                -------------------------------------------
the Notes conform and will conform in all material respects to the statements relating thereto contained in the Prospectus and are substantially in the form filed or to be filed or incorporated by reference or to be incorporated by reference, as the case may be, as an exhibit to the Registration Statement. Immediately after any sale of Notes by the Company hereunder, the aggregate amount of Notes which shall have been issued and sold by the Company hereunder and of any debt securities of the Company (other than such Notes) that shall have been issued and sold pursuant to the Registration Statement will not exceed the amount of debt securities registered under the Registration Statement.

          (xi)  Accuracy of Exhibits. There are no contracts or documents which
                --------------------
are required to be described in the Registration Statement, the Prospectus or the documents incorporated by reference therein or to be filed as exhibits thereto which have not been so described and filed as required.

          (xii)   Absence of Defaults and Conflicts. Neither CIT, the Company
                  ---------------------------------
nor any of their respective subsidiaries is in violation of the provisions of its partnership agreement, declaration of trust, certificate of incorporation, by-laws or other charter documents or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which CIT, the Company or any of their respective subsidiaries is a party or by which it or any of them may be bound or to which any of the property or assets of CIT, the Company or any of their respective subsidiaries is subject (collectively, "Agreements and Instruments"), except for such violations or defaults that would not reasonably be expected to result in a Material Adverse Effect; and the execution, delivery and performance of this Agreement, the Indenture, the Notes and any other agreement or instrument entered into or issued or to be entered into or issued by the Company and/or CIT in connection with the transactions contemplated by this Agreement, the consummation of the transactions contemplated in the Prospectus (including the issuance and sale of the Notes and the use of proceeds therefrom as described in the Prospectus) and the compliance by the Company and CIT with their respective obligations hereunder and under the Indenture, the Notes and such other agreements or instruments have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or the passage of time or both, conflict with or constitute a breach of, or default or event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by CIT, the Company or any of their respective subsidiaries (a "Repayment Event") under, or result in the creation or imposition of any lien, charge or encumbrance upon any assets, properties or operations of CIT, the Company or any of their respective subsidiaries pursuant to, any Agreements and Instruments, except for such conflicts, breaches, defaults, events, conditions, liens, charges or encumbrances that would not reasonably be expected to result in a Material Adverse Effect nor will such action result in any violation of the provisions of the partnership agreement, declaration of trust, certificate of incorporation, by-laws or other charter documents of CIT, the Company or any of their respective subsidiaries or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over CIT, the Company or any of their respective subsidiaries or any of their assets, properties or operations except for such violations of law, statutes, rules, regulations, judgments, orders, writs or decrees that would not reasonably be expected to result in a Material Adverse Effect.

          (xiii)  Absence of Labor Disputes. No labor dispute with the employees
                  -------------------------
of CIT, the Company or any of their respective subsidiaries exists or, to the knowledge of CIT or the Company, is imminent, and neither CIT nor the Company is aware of any existing or imminent labor disturbance by the employees of any of its or any subsidiary's principal suppliers, manufacturers, customers or contractors, which, in either case, may reasonably be expected to result in a Material Adverse Effect.

          (xiv)   Absence of Proceedings. There is no action, suit, proceeding,
                  ----------------------
inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or to the knowledge of the Company and/or CIT threatened, against or affecting CIT, the Company or any of their respective subsidiaries which is required to be disclosed in the Registration Statement and the Prospectus (other than as stated therein), or which may reasonably be expected to result in a Material Adverse Effect, or which may reasonably be expected to materially and adversely affect the performance by CIT and the Company of their respective obligations under this Agreement, the Indenture and the Notes or the consummation of the transactions contemplated by this Agreement; and the aggregate of all pending legal or governmental proceedings to which CIT, the Company or any of their respective subsidiaries is a party or of which any of their respective assets, properties or operations is the subject which are not described in the Registration Statement and the Prospectus, including ordinary routine litigation incidental to the business, may not reasonably be expected to result in a Material Adverse Effect.

          (xv)    Possession of Intellectual Property. CIT, the Company and
                  -----------------------------------
their respective subsidiaries own or possess, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, "Intellectual Property") necessary to carry on the business now operated by them, and neither CIT, the Company nor any of their respective subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company or any of its subsidiaries therein, and which infringement, conflict, invalidity or inadequacy, singly or in the aggregate, if the subject of any unfavorable decision, ruling or finding, would reasonably be expected to result in a Material Adverse Effect.

          (xvi)   Possession of Licenses and Permits. CIT, the Company and their
                  ----------------------------------
respective subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them; CIT, the Company and their respective subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except where the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not reasonably be expected to result in a Material Adverse Effect; and neither CIT, the Company nor any of their respective subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to result in a Material Adverse Effect.

          (xvii)  Title to Property. CIT, the Company and their respective
                  -----------------
subsidiaries have good and marketable title to all real property owned by CIT, the Company and their respective subsidiaries and good title to all other properties owned by them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any Kind (collectively, "Liens"), except (A) as otherwise stated in the Registration Statement and the Prospectus (B) utility easements serving such properties,
(E) matters of title not adversely affecting the use, value or marketability of title to such real properties, (F) other statutory liens not due and payable or
(G) those which do not, singly or in the aggregate, materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by CIT, the Company or any of their respective subsidiaries; all Liens that are required to be disclosed in the Registration Statement and the Prospectus are disclosed therein; none of CIT, the Company nor any of their respective subsidiaries or, to the knowledge of CIT and the Company, any other party to any lease relating to any such real property is in default under any such lease and neither CIT nor the Company is aware of any event that, with the giving of notice or the passage of time, or both, would constitute a default under any such lease, except in each case such defaults that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; each of the leases pursuant to which all or any portion of such real property is demised is in full force and effect in all material respects and, except as set forth in the Registration Statement or the Prospectus, no material tenant thereunder has any right of first refusal to purchase the demised premises thereunder; neither CIT, the Company nor any of their respective subsidiaries party to any mortgages or other security documents or other agreements encumbering or otherwise recorded against any such real property is in default thereunder and neither CIT nor the Company is aware of any event that, with the giving of notice or the passage of time, or both, would constitute a default under any such mortgage, document or agreement, except in each case such defaults that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; each of such real properties is in compliance with all applicable codes, laws and regulations (including without limitation, building and zoning codes, laws and regulations), except for failures to comply that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; neither CIT nor the Company has any knowledge of any pending or threatened condemnation, zoning change or other proceeding or action that will in any manner affect the size of, use of, improvements on, construction on or access to the applicable real properties, except such proceedings or actions that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and any such real property and buildings held under lease by CIT, the Company or any of their respective subsidiaries and described in the Prospectus are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere in any material respect with the use made and proposed to be made of such real property and buildings by CIT, the Company or their respective subsidiaries, as the case may be.

          (xviii)   Environmental Laws. Except as otherwise stated in the
                    ------------------
Registration Statement and the Prospectus and except as would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect,
(A) neither CIT, the Company nor any of their respective subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"), (B) CIT, the Company and their respective subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws, (C) neither CIT, the Company, nor their respective subsidiaries has received any notice of, and neither CIT nor the Company has any knowledge of, any pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against or affecting CIT, the Company or any of their respective subsidiaries,
(D) neither CIT, the Company, nor their respective subsidiaries has received any notice of, and neither CIT nor the Company has any knowledge of, any occurrence or circumstance that would reasonably be expected to give rise to a claim or liability under or pursuant to any Environmental Law, (E) CIT, the Company and their respective subsidiaries have not used, and have not permitted the use of, any of their respective real properties or any other real property operated by any of them for activities or operations that involve the handling, use, processing, manufacturing, generating, producing, storing, refining, recycling, transporting, spilling, pumping, pouring, emitting, emptying, discharging, injecting, burying, leaching, dumping, disposing of or releasing into the environment or otherwise dealing with Hazardous Material, except for Hazardous Materials utilized in the ordinary course of maintaining such real properties, provided such use would not, in the ordinary course of business, reasonably be expected to give rise to liability under any Environmental Laws, (F) except as disclosed in the Registration Statement and Prospectus, neither CIT, the Company nor their respective subsidiaries have any knowledge of any seepage, leaking, escaping, leaching, discharging, injection, release, emission, spill, pumping, pouring, emptying, dumping or other release of Hazardous Materials into the environment relating to activities or operations at or from any such real properties, including, without limitation, any land or water on, at, under or adjacent to any such real properties, or on, at, under or from land or water from which Hazardous Materials might seep, flow or drain into such land or water, and (G) no such real property is included or, to the knowledge of CIT or the Company, proposed form inclusion on the National Priorities List issued by the United States Environmental Protection Agency ("EPA") pursuant to applicable Environmental Laws, or on the Comprehensive Environmental Response, Compensation and Liability Information System list, and no such real property has been identified by the EPA as a potential CERCLA site or to the knowledge of CIT or the Company included, or proposed form inclusion, on any list or inventory issued pursuant to any other Environmental Law or issued by any other governmental authority having or claiming jurisdiction under Environmental Laws or with respect to such real property.

          (xix)   Insurance. CIT and/or the Company has and will maintain
                  ---------
     property and casualty insurance in favor of CIT, the Company and their respective subsidiaries (as the case may be) with respect to each or their respective real properties, in an amount and on such terms as is reasonable and customary for businesses of the type conducted and proposed to be conducted by CIT, the Company and their respective subsidiaries; neither CIT, the Company nor their respective subsidiaries has received from any insurance company written notice of any material defects or deficiencies affecting the insurability of any such real properties.

          (xx)    No Filings, Regulatory Approvals etc. No filing with, or
                  ------------------------------------
     approval, authorization, consent, license, registration, qualification, order or decree of, any court or governmental authority or agency, domestic or foreign, is necessary or required for the performance by the Company and/or CIT of their respective obligations under this Agreement, the Indenture and the Notes or in connection with the transactions contemplated by this Agreement, except such as have been previously obtained or rendered, as the case may be.

          (xxi)   Investment Company Act. Neither CIT nor the Company is, and
                  ----------------------
     upon the and sale of the Notes as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus will not be, an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the ("1940 Act").

          (xxii)  Ratings. The Medium-Term Note Program under which the Notes
                  -------
     are issued (the "Program"), as well as the Notes, are rated Baa2 by Moody's Investors Service, Inc. and [____] by Standard & Poor's Ratings Service, or such other rating as to which the Company shall have most recently notified the Agents pursuant to Section 4(a) hereof.

        (b)  Additional Certifications. Any certificate signed by any officer of
             -------------------------
the Company and/or CIT or any of their subsidiaries and delivered to one or more Agents or to counsel for the Agents in connection with an offering of Notes to one or more Agents as principal or through an Agent as agent shall be deemed a representation and warranty by the Company and CIT to such Agent or Agents as to the matters covered thereby on the date of such certificate and, unless subsequently amended or supplemented, at each Representation Date subsequent thereto.

     3. Purchases as Principal; Solicitations as Agent.
        ----------------------------------------------

        (a)  Purchases as Principal. Notes purchased from the Company by the
             ----------------------
Agents, individually or in a syndicate, as principal shall be made in accordance with terms agreed upon between such Agent or Agents and the Company (which terms, unless otherwise agreed, shall, to the extent applicable, include those terms specified in Exhibit A hereto and shall be agreed upon orally, with written confirmation prepared by such Agent or Agents and mailed to the Company). An Agent's commitment to purchase Notes as principal shall be deemed to have been made on the basis of the representations and warranties of the Company and CIT herein contained and shall be subject to the terms and conditions herein set forth. Unless the context otherwise requires, references herein to "this Agreement" shall include the applicable agreement of one or more Agents to purchase Notes from the Company as principal. Each purchase of Notes by one or more Agents as principal, unless otherwise agreed, shall be at a discount from the principal amount of each such Note equivalent to the applicable commission set forth in Schedule A hereto. The Agents may engage the services of any broker or dealer in connection with the resale of the Notes purchased by them as principal and may allow all or any portion of the discount received from the Company in connection with such purchases to such brokers or dealers. At the time of each purchase of Notes from the Company by one or more Agents as principal, such Agent or Agents shall specify the requirements for the officers' certificate, opinion of counsel and comfort letter pursuant to Sections 7(b), 7(c) and 7(d) hereof.

     If the Company and two or more Agents enter into an agreement pursuant to which such Agents agree to purchase Notes from the Company as principal and one or more of such Agents shall fail at the Settlement Date to purchase the Notes which it or they are obligated to purchase (the "Defaulted Notes"), then the nondefaulting Agents shall have the right, within 24 hours thereafter, to make arrangements for one of them or one or more other Agents or underwriters to purchase all, but not less than all, of the Defaulted Notes in such amounts as may be agreed upon and upon the terms herein set forth; provided, however, that if such arrangements shall not have been completed within such 24-hour period, then:

            (i) if the aggregate principal amount of Defaulted Notes does not exceed 10% of the aggregate principal amount of Notes to be so purchased by all of such Agents on the Settlement Date, the nondefaulting Agents shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective initial underwriting obligations bear to the underwriting obligations of all nondefaulting Agents; or

            (ii) if the aggregate principal amount of Defaulted Notes exceeds 10% of the aggregate principal amount of Notes to be so purchased by all of such Agents on the Settlement Date, such agreement shall terminate without liability on the part of any nondefaulting Agent.

No action taken pursuant to this paragraph shall relieve any defaulting Agent from liability in respect of its default. In the event of any such default which does not result in a termination of such agreement, either the nondefaulting Agents or the Company shall have the right to postpone the Settlement Date for a period not exceeding seven days in order to effect any required changes in the Registration Statement or the Prospectus or in any other documents or arrangements.

          (b)  Solicitations as Agent. On the basis of the representations and
               ----------------------
warranties herein contained, but subject to the terms and conditions herein set forth, when agreed by the Company and an Agent, such Agent, as an agent of the Company, will use its reasonable efforts to solicit offers for the purchase of Notes upon the terms set forth in the Prospectus. The Agents are not authorized to appoint sub-agents with respect to Notes sold through them as agent. All Notes sold through an Agent as agent will be sold at 100% of their principal amount unless otherwise agreed upon between the Company and such Agent.

     The Company reserves the right, in its sole discretion, to suspend solicitation of offers for the purchase of Notes through an Agent, as an agent of the Company, commencing at any time for any period of time or permanently. As soon as practicable after receipt of instructions from the Company, such Agent will suspend solicitation of offers for the purchase of Notes from the Company until such time as the Company has advised such Agent that such solicitation may be resumed.

     The Company agrees to pay each Agent a commission, in the form of a discount, equal to the applicable percentage of the principal amount of each Note sold by the Company as a result of a solicitation made by such Agent, as an agent of the Company, as set forth in Schedule A hereto.

          (c)  Administrative Procedures. The purchase price, interest rate or
               -------------------------
formula, maturity date and other terms of the Notes specified in Exhibit A hereto (as applicable) shall be agreed upon between the Company and the applicable Agent(s) and specified in a pricing supplement to the Prospectus (each, a "Pricing Supplement") to be prepared by the Company in connection with each sale of Notes. Except as otherwise specified in the applicable Pricing Supplement, the Notes will be issued in denominations of U.S. $1,000 or any larger amount that is an integral multiple of U.S. $1,000. Administrative procedures with respect to the issuance and sale of the Notes (the "Procedures") shall be agreed upon from time to time among the Company, the Agents and the Trustee. The Agents and the Company agree to perform, and the Company agrees to cause the Trustee to agree to perform, their respective duties and obligations specifically provided to be performed by them in the Procedures.

      4.  Covenants of the Company and CIT.
          --------------------------------

     Each of the Company and CIT covenants and agrees with each Agent as follows:

          (a)  Notice of Certain Events. The Company and/or CIT will notify the
               ------------------------
Agents immediately, and confirm such notice in writing, of (i) the effectiveness of any post-effective amendment to the Registration Statement or the filing of any amendment or supplement to the Prospectus (other than any amendment or supplement thereto providing solely for the determination of the variable terms of the Notes or relating solely to the offering of securities other than the Notes), (ii) the receipt of any comments from the Commission, (iii) any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, (iv) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, or of any order preventing or suspending the use of any preliminary prospectus, or of the initiation of any proceedings for that purpose or (v) any change in the rating assigned by any nationally recognized statistical rating organization to the Program or any debt securities (including the Notes) of the Company, or the public announcement by any nationally recognized statistical rating organization that it has under surveillance or review, with possible negative implications, its rating of the Program or any such debt securities, or the withdrawal by any nationally recognized statistical rating organization of its rating of the Program or any such debt securities. Each of the Company and CIT will prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

          (b)  Filing or Use of Amendments. The Company and/or CIT will give the
               ---------------------------
Agents advance notice of its intention to file or prepare any additional registration statement with respect to the registration of additional Notes, any amendment to the Registration Statement (including any filing under Rule 462(b) of the 1933 Act Regulations) or any amendment or supplement to the prospectus included in the Registration Statement at the time it became effective or to the Prospectus (other than (i) an amendment or supplement thereto providing solely for the determination of the variable terms of the Notes or relating solely to the offering of securities other than the Notes, or (ii) an amendment or supplement thereto that results merely from the incorporation by reference of periodic reports into the Registration Statement in accordance with the requirements of Form S-3, provided that a copy of such periodic report is delivered to the Agent within three business days of filing), whether pursuant to the 1933 Act, the 1934 Act or otherwise, will furnish to the Agents copies of any such document a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file any such document to which the Agents or counsel for the Agents shall reasonably object within three business days.

          (c)  Delivery of the Registration Statement. The Company has furnished
               --------------------------------------
to each Agent and to counsel for the Agents, without charge, signed and conformed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) and signed and conformed copies of all consents and certificates of experts. The Registration Statement and each amendment thereto furnished to the Agents will be identical to any electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

          (d)  Delivery of the Prospectus. The Company will deliver to each
               --------------------------
Agent, without charge, as many copies of each preliminary prospectus as such Agent may reasonably request, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will furnish to each Agent, without charge, such number of copies of the Prospectus (as amended or supplemented) as such Agent may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Agents will be identical to any electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

          (e)  Preparation of Pricing Supplements. The Company will prepare,
               ----------------------------------
with respect to any Notes to be sold to or through one or more Agents pursuant to this Agreement, a

Pricing Supplement with respect to such Notes in a form previously approved by the Agents. The Company will deliver such Pricing Supplement no later than 11:00 a.m., New York City time, on the business day following the date of the Company's acceptance of the offer for the purchase of such Notes and will file such Pricing Supplement in accordance with the provisions of Rule 424(b) under the 1933 Act.

          (f)  Revisions of Prospectus -- Material Changes. Except as otherwise
               -------------------------------------------
provided in subsection (m) of this Section 4, if at any time during the term of this Agreement any event shall occur or condition shall exist as a result of which it is necessary, in the reasonable opinion of counsel for the Agents or counsel for the Company, to amend the Registration Statement in order that the Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or to amend or supplement the Prospectus in order that the Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time the Prospectus is delivered to a purchaser, or if it shall be necessary, in the reasonable opinion of either such counsel, to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company shall give prompt notice, confirmed in writing, to the Agents to cease the solicitation of offers for the purchase of Notes in their capacity as agents and to cease sales of any Notes they may then own as principal, and the Company will use commercially reasonable efforts to promptly prepare and file with the Commission, subject to Section 4(b) hereof, such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement and Prospectus comply with such requirements, and the Company will furnish to the Agents, without charge, such number of copies of such amendment or supplement as the Agents may reasonably request. In addition, the Company will comply with the 1933 Act, the 1933 Act Regulations, the 1934 Act and the 1934 Act Regulations so as to permit the completion of the distribution of each offering of Notes.

          (g)  Prospectus Revisions -- Periodic Financial Information. Except as
               ------------------------------------------------------
otherwise provided in subsection (m) of this Section 4, on or prior to the date on which there shall be released to the general public interim financial statement information related to the Company with respect to each of the first three quarters of any fiscal year or preliminary financial statement information with respect to any fiscal year, the Company shall furnish such information to the Agents, confirmed in writing, and shall cause the Prospectus to be timely amended or supplemented, if necessary, to include financial information with respect thereto and corresponding information for the comparable period of the preceding fiscal year, as well as such other information and explanations as shall be necessary for an understanding thereof or as shall be required by the 1933 Act or the 1933 Act Regulations.

          (h)  Prospectus Revisions -- Audited Financial Information. Except as
               -----------------------------------------------------
otherwise provided in subsection (m) of this Section 4, on or prior to the date on which there shall be released to the general public financial information included in or derived from the audited consolidated financial statements of the Company for the preceding fiscal year, the Company shall furnish such information to the Agents, confirmed in writing, and shall cause the Prospectus to be timely amended or supplemented, if necessary, to include such audited consolidated financial statements and the report or reports, and consent or consents to such inclusion, of the independent accountants with respect thereto, as well as such other information and explanations as shall be necessary for an understanding of such consolidated financial statements or as shall be required by the 1933 Act or the 1933 Act Regulations.

          (i)  Earning Statements. The Company will timely file such reports
               ------------------
pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders as soon as practicable an earning statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of
Section 11(a) of the 1933 Act.

          (j)  Reporting Requirements. The Company and CIT, during the period
               ----------------------
when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods prescribed by the 1934 Act and the 1934 Act Regulations.

          (k)  Restriction on Offers and Sales of Securities. Unless otherwise
               ---------------------------------------------
agreed upon between one or more Agents acting as principal and the Company, between the date of the agreement by such Agent(s) to purchase the related Notes from the Company and the Settlement Date with respect thereto, the Company will not, without the prior written consent of such Agent(s), issue, sell, offer or contract to sell, grant any option for the sale of, or otherwise dispose of, any debt securities of the Company (other than the Notes that are to be sold pursuant to such agreement or commercial paper in the ordinary course of business).

          (l)  Use of Proceeds. The Company will use the net proceeds received
               ---------------
by it from the issuance and sale of the Notes in the manner specified in the Prospectus.

          (m)  Suspension of Certain Obligations. The Company shall not be
               ---------------------------------
required to comply with the provisions of subsections (f), (g) or (h) of this
Section 4 during any period from the time (i) the Agents shall have suspended solicitation of offers for the purchase of Notes in their capacity as agents pursuant to a request from the Company in its sole discretion and (ii) no Agent shall then hold any Notes purchased from the Company as principal, as the case may be, until the time the Company shall determine that solicitation of offers for the purchase of Notes should be resumed or an Agent shall subsequently purchase Notes from the Company as principal.

     5.   Conditions of Agents' Obligations.
          ---------------------------------

     The obligations of one or more Agents to purchase Notes from the Company as principal and to solicit offers for the purchase of Notes as an agent of the Company, and the obligations of any purchasers of Notes sold through an Agent as an agent of the Company, will be subject to the accuracy of the representations and warranties on the part of the Company and CIT herein contained or contained in any certificate of an officer of CIT, the Company or any of their respective its subsidiaries delivered pursuant to the provisions hereof, to the performance and observance by each of the Company and CIT of its covenants and other obligations hereunder, and to the following additional conditions precedent:

          (a)  Effectiveness of Registration Statement. The Registration
               ---------------------------------------
Statement (including any Rule 462(b) Registration Statement) has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act and no proceedings for that purpose shall have been instituted or shall be pending or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with.

          (b)  Legal Opinions. On the date hereof, the Agents shall have
               --------------
received the following legal opinions, dated as of the date hereof and in form and substance satisfactory to the Agents:

               (i)  Opinion of Counsel for the Company. The favorable opinion of
                    ----------------------------------
     Mayer, Brown & Platt and Ballard Spahr Andrews & Ingersoll, LLP, counsel for the Company and CIT, to the effect set forth in Exhibit B hereto and to such further effect as the Agents may reasonably request.

               (ii) Opinion of Counsel for the Agents. The favorable opinion of
                    ---------------------------------
     Goodwin, Procter & Hoar LLP, counsel for the Agents, with respect to the matters set forth in the penultimate paragraph of Exhibit B hereto.

          (c)  Officer's Certificate. On the date hereof, there shall not have
               ---------------------
been, since the respective dates as of which information is given or incorporated by reference in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of CIT, the Company and their respective subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Agents shall have received a certificate of the President or a Vice President of the Company and of the chief financial officer and chief accounting officer of the Company, dated as of the date hereof, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties of the Company and CIT herein contained are true and correct with the same force and effect as though expressly made at and as of the date of such certificate, (iii) the Company and CIT have complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the date of such certificate, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or, to the best of such officer's knowledge, are threatened by the Commission.

          (d)  Comfort Letters of Independent Accountants. On the date hereof,
               ------------------------------------------
the Agents shall have received a letter from Arthur Andersen LLP the independent certified accountants who have certified the financial statements included or incorporated by reference in the Registration Statement and Prospectus, as then amended or supplemented, dated as of the date hereof and in form and substance satisfactory to the Agents, containing statements and information of the type ordinarily included in accountant's "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in or incorporated by reference in the Registration Statement and the Prospectus, as then amended or supplemented.

          (e)  Additional Documents. On the date hereof, counsel to the Agents
               --------------------
shall have been furnished with such documents and opinions as such counsel may require for the purpose of enabling such counsel to pass upon the issuance and sale of Notes as herein contemplated and related proceedings, or in order to evidence the accuracy of any of the representations and warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of Notes as herein contemplated shall be satisfactory in form and substance to the Agents and to counsel to the Agents.

     If any condition specified in this Section 5 shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the applicable Agent or Agents by notice to the Company at any time and any such termination shall be without liability of any party to any other party except as provided in Section 10 hereof and except that Sections 8, 9, 11, 14 and 15 hereof shall survive any such termination and remain in full force and effect.

     6.   Delivery of and Payment for Notes Sold through an Agent as Agent.
          ----------------------------------------------------------------

     Delivery of Notes sold through an Agent as an agent of the Company shall be made by the Company to such Agent for the account of any purchaser only against payment therefor in immediately available funds. In the event that a purchaser shall fail either to accept delivery of or to make payment for a Note on the date fixed for settlement, such Agent shall promptly notify the Company and deliver such Note to the Company and, if such Agent has theretofore paid the Company for such Note, the Company will promptly return such funds to such Agent. If such failure has occurred for any reason other than default by such Agent in the performance of its obligations hereunder, the Company will reimburse such Agent on an equitable basis for its loss of the use of the funds for the period such funds were credited to the Company's account.

     7.   Additional Covenants of the Company and CIT.
          -------------------------------------------

     Each of the Company and CIT further covenants and agrees with each Agent as follows:

          (a)  Reaffirmation of Representations and Warranties. Each acceptance
               -----------------------------------------------
by the Company of an offer for the purchase of Notes (whether to one or more Agents as principal or through an Agent as agent), and each delivery of Notes (whether to one or more Agents as principal or through an Agent as agent), shall be deemed to be an affirmation that the representations and warranties of the Company and CIT herein contained and contained in any certificate theretofore delivered to the Agents pursuant hereto are true and correct at the time of such acceptance or sale, as the case may be, and an undertaking that such representations and warranties will be true and correct at the time of delivery to such Agent(s) or to the purchaser or its agent, as the case may be, of the Notes relating to such acceptance or sale, as the case may be, as though made at and as of each such time (it being understood that such representations and warranties shall relate to the Registration Statement and Prospectus as amended and supplemented to each such time).

          (b)  Subsequent Delivery of Certificates. Each time that (i) the
               -----------------------------------
Registration Statement or the Prospectus shall be amended or supplemented (including an amendment or supplement thereto that results from the incorporation by reference of annual (Form 10-K or successor forms) or quarterly (Form 10-Q or succeessor forms) reports filed under the 1934 Act into the Registration Statement in accordance with the requirements of Form S-3, but excluding (x) an amendment or supplement thereto that results from the incorporation by reference of other reports (such as current reports on Form 8-K or successor forms) filed under the 1934 Act into the Registration Statement in accordance with the requirements of Form S-3, unless specifically requested by the Agent(s) after review of such reports and
(y) an amendment or supplement providing solely for the determination of the variable terms of the Notes or relating solely to the offering of securities other than the Notes), (ii) the Company sells Notes to or through one or more Agents, whether as principal or as agent, or (iii) the Company sells Notes in a form not previously certified to the Agents by the Company, the Company shall furnish or cause to be furnished to the Agent(s), forthwith a certificate dated the date of filing with the Commission or the date of effectiveness of such amendment or supplement, as applicable, or the date of such sale, as the case may be, in form satisfactory to the Agent(s) to the effect that the statements contained in the certificate referred to in Section 5(c) hereof which were last furnished to the Agents are true and correct at the time of the filing or effectiveness of such amendment or supplement, as applicable, or the time of such sale, as the case may be, as though made at and as of such time (except that such statements shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such time) or, in lieu of such certificate, a certificate of the same tenor as the certificate referred to in
Section 5(c) hereof, modified as necessary to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such certificate (it being understood that, in the case of clause (ii) above, any such certificate shall also include a certification that there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of CIT, the Company and their respective subsidiaries considered as one enterprise since the date of the agreement by such Agent(s) to purchase Notes from the Company as principal).

          (c)  Subsequent Delivery of Legal Opinions. Each time that (i) the
               -------------------------------------
Registration Statement or the Prospectus shall be amended or supplemented (including an amendment or supplement thereto that results from the incorporation by reference of annual (Form 10-K or successor forms) or quarterly (Form 10-Q or succeessor forms) reports filed under the 1934 Act into the Registration Statement in accordance with the requirements of Form S-3, but excluding (x) an amendment or supplement thereto that results from the incorporation by reference of other reports (such as current reports on Form 8-K or successor forms) filed under the 1934 Act into the Registration Statement in accordance with the requirements of Form S-3, unless specifically requested by the Agent(s) after review of such reports and (y) an amendment or supplement providing solely for the determination of the variable terms of the Notes or relating solely to the offering of securities other than the Notes), (ii) the Company sells Notes to or through one or more Agents, whether as principal or as agent or (iii) the Company sells Notes in a form not previously certified to the Agents by the Company, the Company shall furnish or cause to be furnished forthwith to the Agent(s) and to counsel to the Agents the written opinion of Mayer, Brown & Platt, counsel to the Company and CIT, or other counsel satisfactory to the Agent(s), dated the date of filing with the Commission or the date of effectiveness of such amendment or supplement, as applicable, or the date of such sale, as the case may be, in form and substance satisfactory to the Agent(s), of the same tenor as the opinion referred to in Section 5(b)(1) hereof, but modified, as necessary, to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such opinion or, in lieu of such opinion, counsel last furnishing such opinion to the Agents shall furnish the Agent(s) with a letter substantially to the effect that the Agent(s) may rely on such last opinion to the same extent as though it was dated the date of such letter authorizing reliance (except that statements in such last opinion shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such letter authorizing reliance).

          (d)  Subsequent Delivery of Comfort Letters. Each time that (i) the
               --------------------------------------
Registration Statement or the Prospectus shall be amended or supplemented to include additional financial information (including an amendment or supplement thereto that results from the incorporation by reference of annual (Form 10-K or successor forms) or quarterly (Form 10-Q or succeessor forms) reports filed under the 1934 Act into the Registration Statement in accordance with the requirements of Form S-3, but excluding (x) an amendment or supplement thereto that results from the incorporation by reference of other reports (such as current reports on Form 8-K or successor forms) filed under the 1934 Act into the Registration Statement in accordance with the requirements of Form S-3, unless specifically requested by the Agent(s) after review of such reports and
(y) an amendment or supplement relating solely to the issuance and/or offering of securities other than the Notes) or (ii) the Company sells Notes to or through one or more Agents, whether as principal or as agent, the Company shall cause each of Arthur Andersen LLP forthwith to furnish to the Agent(s) letters, dated the date of filing with the Commission or the date of effectiveness of such amendment or supplement, as applicable, or the date of such sale, as the case may be, in form satisfactory to the Agent(s), of the same tenor as the letters referred to in Section 5(d) hereof but modified to relate to the Registration Statement and Prospectus as amended and supplemented to the date of such letters.

          (e)  Suspension of Certain Obligations. The Company shall not be
               ---------------------------------
required to comply with the provisions of Sections 7(b), 7(c) and 7(d) during any period (a "Suspension Period") from the later of (i) the receipt by the Agent(s) of written notice to the Agent(s) (a "Suspension Notice") given in accordance with Section 13 hereof instructing the Agent(s) to suspend solicitation of offers for the purchase of Notes in their capacity as agents and
(ii) such time as no Agent shall hold Notes purchased from the Company as principal. The Company may at any time terminate a Suspension Period by delivering written notice to the Agent(s) requesting that solicitation of offers for the purchase of Notes by the Agent(s) be resumed or that Agents resume the purchase of Notes from the Company as principal, whereby the Suspension Period shall be deemed to have been terminated effective and conditioned upon the delivery by the Company to the Agent(s) of each certificate, opinion and letter that the Company would otherwise have been obligated to deliver pursuant to the foregoingsuch sections during the entire duration of the Suspension, in form and substance acceptable to the Agent(s); provided, however, that if since the date of such Suspension Notice the Company shall have filed an annual report on Form 10-K (or any successor form) under the 1934 Act (a "Form 10-K"), such certificates, opinions and letters need not be delivered with respect to any amendment or supplement to the Registration Statement or Prospectus that resulted merely from the incorporation by reference into the Registration Statement in accordance with the requirements of Form S-3 of periodic reports filed by the Company prior to the date of such Form 10-K, if such periodic reports are no longer deemed incorporated by reference into the Registration Statement under the requirements of Form S-3 (it being understood that with respect to any report filed by the Company under the 1934 Act that is deemed to be incorporated by reference into the Registration Statement, the Company shall have delivered all such certificates, opinions and letters before the Suspension Period terminates). During a Suspension Period all obligations of the Agent(s), including the obligation to purchase Notes from the Company as principal and to solicit offers for the purchase of Notes as an agent of the Company, will be suspended.

     8.   Indemnification.
          ---------------

          (a)  Indemnification of the Agents.  The Company and CIT, jointly and
               -----------------------------
severally, agree to indemnify and hold harmless each Agent and each person, if any, who controls such Agent within the meaning of Section 15 of the 1933 Act or
Section 20 of the 1934 Act as follows:

               (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of an untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

               (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, provided that (subject to Section 8(d) hereof) any such settlement is effected with the written consent of the Company; and

               (iii) against any and all expense whatsoever, as incurred (including the reasonable fees and disbursements of counsel), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) above;

provided, however, that this indemnity does not apply to any loss, liability,
--------  -------
claim, damage or expense to the extent arising out of an untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company and/or CIT by the Agents expressly for use in the Registration Statement (or any amendment thereto) or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) provided, further, that neither CIT nor the Company shall be
                    --------  -------
liable to the Agent(s) under this Section 8 to the extent that any such loss, claim, damage or liability results solely from an untrue statement of material fact contained in, or the omission of a material fact from, a Prospectus if (i) such untrue statement or omission was completely corrected in a revised prospectus supplement prior to the written confirmation of the sale of the Notes giving rise to such liability, (ii) such Agent(s) sold Notes to the person alleging such loss, claim, damage or liability without sending or giving the revised prospectus supplement at or prior to the written confirmation of the sale of the Notes giving rise to such liability, (iii) CIT or the Company had furnished copies of the revised prospectus supplement to such Agent(s) in a sufficient amount of time prior to the written confirmation of the sale of the Notes giving rise to such liability to allow the Agent(s) to distribute the revised prospectus supplement without unreasonable expense or effort and (iv) such Agent(s) would not have been subject to such liability if it had delivered the revised prospectus supplement to such person at or prior to the written confirmation of such sale.

          (b)  Indemnification of Company, Directors and Officers. Each Agent
               --------------------------------------------------
severally agrees to indemnify and hold harmless the Company, CIT, its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company and/or CIT within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 8(a) hereof, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company and/or CIT by the Agents expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

          (c)  Actions Against Parties; Notification. Each indemnified party
               -------------------------------------
shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. Counsel to the indemnified party shall be selected by the indemnifying party (and shall be reasonably satisfactory to the indemnified party), unless (i) such indemnifying party and the indemnified party shall have mutually agreed to the contrary, (ii) such indemnifying party has failed within a reasonable time to retain counsel reasonably satisfactory to such indemnified party, or (iii) the named parties in any such proceeding (including any impleaded parties) include an indemnified party and an indemnifying party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them, and in the event of (i),
(ii) or (iii) above, the indemnified party may select its own counsel at the expense of the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that the counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

     No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 8 or 9 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and
(ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

          (d)  Settlement without Consent if Failure to Reimburse. If at any
               --------------------------------------------------
time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 8(a)(ii) effected without its written consent if
(i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement, and (iii) such indemnified party shall not have previously received written notice that such indemnifying party is contesting, in good faith, the amount of such reimbursements as unreasonable.

     9.   Contribution.
          ------------

     If the indemnification provided for in Section 8 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and CIT, on the one hand, and the applicable Agent(s), on the other hand, from the offering of the Notes that were the subject of the claim for indemnification or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and/or CIT, on the one hand, and the applicable Agent(s), on the other hand, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

     The relative benefits received by the Company and CIT, on the one hand, and the applicable Agent(s), on the other hand, in connection with the offering of the Notes that were the subject of the claim for indemnification shall be deemed to be in the same respective proportions as the total net proceeds from the offering of such Notes (before deducting expenses) received by the Company and the total discount or commission received by each applicable Agent, as the case may be, bears to the aggregate initial offering price of such Notes.

     The relative fault of the Company and/or CIT, on the one hand, and the applicable Agent(s), on the other hand, shall be determined by reference to among other things, whether any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company and/or CIT or by the applicable Agent(s) and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     The Company, CIT and the Agents agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the applicable Agent(s) were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 9. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 9 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any applicable untrue or alleged untrue statement or omission or alleged omission.

     Notwithstanding the provisions of this Section 9, (i) no Agent shall be required to contribute any amount in excess of the amount by which the total discount or commission received by such Agent in connection with the offering of the Notes that were the subject of the claim for indemnification exceeds the amount of any damages which such Agent has otherwise been required to pay by reason of any applicable untrue or alleged untrue statement or omission or alleged omission and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. In addition, in connection with an offering of Notes purchased from the Company by two or more Agents as principal, the respective obligations of such Agents to contribute pursuant to this Section 9 are several, and not joint, in proportion to the aggregate principal amount of Notes that each such Agent has agreed to purchase from the Company and CIT.

     For purposes of this Section 9, each person, if any, who controls an Agent within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Agent, and each director of the Company and/or CIT, each officer of the Company and/or CIT and each person, if any, who controls the Company and/or CIT within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company and CIT.

     10.  Payment of Expenses.
          -------------------

     Each of the Company and CIT covenants and agrees that the Company and/or CIT will pay all expenses incident to the performance of its obligations under this Agreement, including:

          (a) The preparation, filing, printing and delivery of the Registration Statement as originally filed and all amendments thereto and any preliminary prospectus, the Prospectus and any amendments or supplements thereto;

          (b) The preparation, printing and delivery of this Agreement and the Indenture;

          (c) The preparation, issuance and delivery of the Notes, including any fees and expenses relating to the eligibility and issuance of Notes in book-entry form and the cost of obtaining CUSIP or other identification numbers for the Notes;

          (d) The fees and disbursements of the Company's accountants, counsel and other advisors or agents (including any calculation agent or exchange rate agent) and of the Trustee and its counsel;

          (e) The reasonable fees and disbursements of counsel to the Agents incurred in connection with the establishment of the Program and incurred from time to time in connection with the transactions contemplated hereby;

          (f) The fees charged by nationally recognized statistical rating organizations for the rating of the Program and the Notes;

          (g) The fees and expenses incurred in connection with any listing of Notes on a securities exchange;

          (h) The filing fees incident to, and the reasonable fees and disbursements of counsel to the Agents in connection with, the review, if any, by the National Association of Securities Dealers, Inc. (the "NASD"); and

          (i) Any advertising and other out-of-pocket expenses of the Agents incurred with the approval of the Company.

     11.  Representations, Warranties and Agreements to Survive Delivery.
          --------------------------------------------------------------

     All representations, warranties and agreements contained in this Agreement or in certificates of officers of CIT, the Company or any of their respective subsidiaries submitted pursuant hereto or thereto shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Agents or any controlling person of an Agent, or by or on behalf of the Company or CIT, and shall survive each delivery of and payment for the Notes.

     12.  Termination.
          -----------

          (a)  Termination of this Agreement.  This Agreement (excluding any
               -----------------------------
agreement by one or more Agents to purchase Notes from the Company as principal) may be terminated for any reason, at any time by either the Company or an Agent, as to itself, upon the giving of 30 days' prior written notice of such termination to the other party hereto.

          (b)  Termination of Agreement to Purchase Notes as Principal.  The
               -------------------------------------------------------
applicable Agent(s) may terminate any agreement by such Agent(s) to purchase Notes from the Company as principal, immediately upon notice to the Company, at any time prior to the Settlement Date relating thereto, if (i) there has been, since the date of such agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company, CIT and their subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) there has occurred any material adverse change in the financial markets in the United States or, if such Notes are denominated and/or payable in, or indexed to, one or more foreign or composite currencies, in the international financial markets, or any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development or event involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of such Agent(s), impracticable to market such Notes or enforce contracts for the sale of such Notes, or (iii) trading in any securities of the Company or CIT has been suspended or limited by the Commission or a national securities exchange, or if trading generally on the New York Stock Exchange or the American Stock Exchange or in the Nasdaq National Market has been suspended or limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by either of said exchanges or by such system or by order of the Commission, the NASD or any other governmental authority, or (iv) a banking moratorium has been declared by either Federal or New York authorities or by the relevant authorities in the country or countries of origin of any foreign or composite currency in which such Notes are denominated and/or payable, or (v) the rating assigned by any nationally recognized statistical rating organization to the Program or any debt securities (including the Notes) of the Company as of the date of such agreement shall have been lowered or withdrawn since that date or if any such rating organization shall have publicly announced that it has under surveillance or review its rating of the Program or any such debt securities, or (vi) there shall have come to the attention of such Agent(s) any facts that would cause such Agent(s) to believe that the Prospectus, at the time it was required to be delivered to a purchaser of such Notes, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time of such delivery, not misleading.

          (c)  General.  In the event of any such termination, neither party
               -------
will have any liability to the other party hereto, except that (i) the Agents shall be entitled to any commissions earned in accordance with the third paragraph of Section 3(b) hereof, (ii) if at the time of termination (a) any Agent shall own any Notes purchased by it from the Company as principal or (b) an offer to purchase any of the Notes has been accepted by the Company but the time of delivery to the purchaser or his agent of such Notes relating thereto has not occurred, the covenants set forth in Sections 4 and 7 hereof shall remain in effect until such Notes are so resold or delivered, as the case may be, and (iii) the covenant set forth in Section 4(i) hereof, the provisions of
Section 10 hereof, the indemnity and contribution agreements set forth in Sections 8 and 9 hereof, and the provisions of Sections 11, 14 and 15 hereof shall remain in effect.

     13.  Notices.
          -------

     Unless otherwise provided herein, all notices required under the terms and provisions hereof shall be in writing, either delivered by hand, by mail or by telex, telecopier or telegram, and any such notice shall be effective when received at the address specified below.

     If to the Company or CIT:

          Cabot Industrial Properties, L.P.
          Two Center Plaza, Suite 200
          Boston, Massachusetts 02108-1906
          Attention:  Franz Colloredo-Mansfield, CFO
          Telecopy No.:  (617) 722-8237

     If to the Agents:

          Merrill Lynch, Pierce, Fenner & Smith
           Incorporated
          4 World Financial Center
          Floor 15
          New York, New York 10080
          Attention:  MTN Product Management
          Telecopy No.:  (212) 449-2234

          BNY Capital Markets, Inc.
          1 Wall Street
          18th Floor
          New York, New York 10286
          Attention: Philip M. Benedict, Vice President
          Telecopy No.:  (212) 635-8525

          Chase Securities Inc.
          270 Park Avenue
          8th Floor
          New York, New York 10017
          Attention: Medium Term Note Desk
          Telecopy No.:  (212) 834-6081

          First Union Securities, Inc.
          One First Union Center
          301 South College Street, DC-8
          Charlotte, NC 28288
          Attention:  Jim Williams
          Telecopy No.:  (704) 383-8766

          Goldman, Sachs & Co.
          85 Broad Street

          29th Floor
          New York, New York 10004
          Attention: Ben Smilchensky,
          Medium Term Note Trading
          Telecopy No.:  (212) 902-0658

          J.P. Morgan Securities Inc.
          60 Wall Street
          5th Floor
          New York, New York 10260
          Attention: Transaction Execution Group
          Telecopy No.:  (212) 648-5151


or at such other address as such party may designate from time to time by notice duly given in accordance with the terms of this Section 13.

     14.  Parties.
          -------

     This Agreement shall inure to the benefit of and be binding upon the Agents and the Company and CIT and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the parties hereto and their respective successors and the controlling persons, officers and directors referred to in Sections 8 and 9 hereof and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties hereto and their respective successors, and said controlling persons, officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Notes shall be deemed to be a successor by reason merely of such purchase.

     15.  GOVERNING LAW; FORUM.
          --------------------

     THIS AGREEMENT AND ALL THE RIGHTS AND OBLIGATIONS OF THE PARTIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES. ANY SUIT, ACTION OR PROCEEDING BROUGHT BY THE COMPANY AGAINST ANY AGENT IN CONNECTION WITH OR ARISING UNDER THIS AGREEMENT SHALL BE BROUGHT SOLELY IN THE STATE OR FEDERAL COURT OF APPROPRIATE JURISDICTION LOCATED IN THE BOROUGH OF MANHATTAN, THE CITY OF NEW YORK.


     16.  Effect of Headings.
          ------------------

     The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

     17.  Counterparts.
          ------------

     This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts hereof shall constitute a single instrument.

     If the foregoing is in accordance with the Agents' understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this Distribution Agreement, along with all counterparts, will become a binding agreement among the Agents and the Company and CIT in accordance with its terms.

                                   Very truly yours,

                                   CABOT INDUSTRIAL PROPERTIES, L.P.

                                   By: Cabot Industrial Trust, its general
                                    partner


                                   By: /s/ Neil Waisnor
                                       ------------------------------------
                                       Name: Neil Waisnor
                                       Title: Senior Vice President


                                   CABOT INDUSTRIAL TRUST



                                   By: /s/ Neil Waisnor
                                       ------------------------------------
                                       Name: Neil Waisnor
                                       Title: Senior Vice President



CONFIRMED AND ACCEPTED,
 as of the date first above written:

MERRILL LYNCH, PIERCE, FENNER & SMITH
INCORPORATED


By: /s/ Merrill Lynch, Pierce Fenner & Smith Incorporated
    -----------------------------------------------------
    Authorized Signatory


BNY CAPITAL MARKETS, INC.


By: /s/ BNY Capital Markets, Inc.
    -----------------------------
    Authorized Signatory

CHASE SECURITIES INC.

By: /s/ Chase Securities Inc.
   ---------------------------------
   Authorized Signatory


FIRST UNION SECURITIES, INC.


By: /s/ First Union Securities, Inc.
   ---------------------------------
   Authorized Signatory


GOLDMAN, SACHS & CO.


By: /s/ Goldman, Sachs & Co.
   ---------------------------------

   Authorized Signatory


J.P. MORGAN SECURITIES INC.


By: /s/ J.P. Morgan Securities, Inc.
   ---------------------------------
   Name: Robert Post
   Title: Managing Director

                                  SCHEDULE A

     As compensation for the services of the Agents hereunder, the Company shall pay the applicable Agent, on a discount basis, a commission for the sale of each Note equal to the principal amount of such Note multiplied by the appropriate percentage set forth below:

                                                          PERCENT OF
MATURITY RANGES                                        PRINCIPAL AMOUNT
---------------                                        ----------------

From 9 months to less than 1 year.....................      .125%

From 1 year to less than 18 months....................      .150

From 18 months to less than 2 years...................      .200

From 2 years to less than 3 years.....................      .250

From 3 years to less than 4 years.....................      .350

From 4 years to less than 5 years.....................      .450

From 5 years to less than 6 years.....................      .500

From 6 years to less than 7 years.....................      .550

From 7 years to less than 10 years....................      .600

From 10 years to less than 15 years...................      .625

From 15 years to less than 20 years...................      .700

From 20 years to 30 years.............................      .750

Greater than 30 years.................................        /1/


______________________

     /1/ As agreed to by the Company and the applicable Agent at the time of sale.

                                   EXHIBIT A

                                 PRICING TERMS


Principal Amount: $_______
       (or principal amount of foreign or composite currency)

       Interest Rate or Formula:

               If Fixed Rate Note,
                       Interest Rate:
                       Interest Payment Dates:

               If Floating Rate Note,
                       Interest Rate Basis(es):
                       If LIBOR,
                              [_] LIBOR Reuters Page:
                              [_] LIBOR Telerate Page:
                              Designated LIBOR Currency:
                       If CMT Rate,
                              Designated CMT Telerate Page:
                              If Telerate Page 7052:
                              [_] Weekly Average
                              [_] Monthly Average
                              Designated CMT Maturity Index:

                       Index Maturity:
                       Spread and/or Spread Multiplier, if any:
                       Initial Interest Rate, if any:
                       Initial Interest Reset Date:
                       Interest Reset Dates:
                       Interest Payment Dates:
                       Maximum Interest Rate, if any:
                       Minimum Interest Rate, if any:
                       Fixed Rate Commencement Date, if any:
                       Fixed Interest Rate, if any:
                       Day Count Convention:
                       Calculation Agent:

       Redemption Provisions:
               Initial Redemption Date:
               Initial Redemption Percentage:
               Annual Redemption Percentage Reduction, if any:

       Repayment Provisions:
               Optional Repayment Date(s):

       Original Issue Date:
       Stated Maturity Date:
       Specified Currency:
       Exchange Rate Agent:
       Authorized Denomination:
       Purchase Price: ___%, plus accrued interest, if any, from ___________ Price to Public: ___%, plus accrued interest, if any, from __________

       Issue Price:
       Settlement Date and Time:
       Additional/Other Terms:

Also, in connection with the purchase of Notes from the Company by one or more Agents as principal, agreement as to whether the following will be required:

       Officers' Certificate pursuant to Section 7(b) of the Distribution Agreement.
       Legal Opinion pursuant to Section 7(c) of the Distribution Agreement. Comfort Letter pursuant to Section 7(d) of the Distribution Agreement.

                                   EXHIBIT B

                      FORM OF OPINION OF COMPANY'S COUNSEL
                  TO BE DELIVERED PURSUANT TO SECTION 5(b)(1)


     (1) CIT has been duly organized and is validly existing as a real estate investment trust in good standing under the laws of Maryland.

     (2) CIT has trust power and authority to own, lease and operate its properties and to conduct the business in which is it engaged and proposes to engage, as described in the Prospectus and to enter into and perform its obligations under the Distribution Agreement and the Indenture.

     (3) CIT is duly qualified as a foreign trust to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not reasonably be expected to result in a Material Adverse Effect.

     (4) All of the issued and outstanding shares of beneficial interest of CIT have been duly authorized and are validly issued, fully paid and non-assessable.

     (5) The Company has been duly formed and is validly existing as a limited partnership in good standing under the laws of Delaware.

     (6) The Company has partnership power and authority to own, lease and operate its properties and to conduct the business in which it is engaged and proposes to engage, as described in the Prospectus and to enter into and perform its obligations under the Distribution Agreement and Indenture.

     (7) The Company is duly qualified or registered as a limited partnership and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not reasonably be expected to result in a Material Adverse Effect.

     (8) Each Significant Subsidiary has been duly organized and is validly existing under the laws of the jurisdiction of its organization, has organizational power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not reasonably be expected to result in a Material Adverse Effect; except as stated in the Prospectus, all of the issued and outstanding shares of capital stock or other partnership or membership interests of each Significant Subsidiary has been duly authorized and are validly issued, fully paid and non-assessable and, to the best of our knowledge, are owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

     (9) The Distribution Agreement has been duly authorized, executed and delivered by CIT and the Company.

     (10) The Indenture has been duly authorized, executed and delivered by the Company, as issuer and CIT, as guarantor, and (assuming due authorization, execution and delivery thereof by the applicable Trustee) constitutes a valid and legally binding agreement of the Company and CIT, enforceable against the Company and CIT in accordance with its terms, except as the enforcement thereof may be limited by (A) bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally, (B) general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law), (C) requirements that a claim with respect to any debt securities issued under the Indenture that are payable in a foreign or composite currency (or a foreign or composite currency judgment in respect of such claim) be converted into U.S. dollars at a rate of exchange prevailing on a date determined pursuant to applicable law or (D) governmental authority to limit, delay or prohibit the making of payments outside the United States.

     (11) The Notes have been duly authorized by the Company and by CIT as the general partner of the Company, for offer, sale, issuance and delivery pursuant to the Distribution Agreement and, when executed, issued, authenticated and delivered in the manner provided for in the Indenture and delivered against payment of the consideration therefor, will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by (A) bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally, (B) general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law), (C) requirements that a claim with respect to any Notes payable in a foreign or composite currency (or a foreign or composite currency judgment in respect of such claim) be converted into U.S. dollars at a rate of exchange prevailing on a date determined pursuant to applicable law or (D) governmental authority to limit, delay or prohibit the making of payments outside the United States; and the Notes, in the forms certified on the date hereof, are in the form contemplated by, and each registered holder thereof is entitled to the benefits of, the Indenture.

     (12) The Indenture and the Notes, in the forms certified on the date hereof, conform in all material respects to the statements relating thereto contained in the Prospectus and are in substantially the form filed or to be filed or incorporated by reference or to be incorporated by reference, as the case may be, as an exhibit to the Registration Statement.

     (13) The information in the Prospectus under "Description of Debt Securities", "Description of Guarantees of Debt Securities", "Special Provisions Relating to Foreign Currency Notes" and "Federal Income Tax Consequences", or any caption purporting to cover such matters, the information in the Annual Report on Form 10-K under "___" and the information in the Registration Statement under Item 15, to the extent that such information constitutes matters of law, summaries of legal matters, the Company's charter and bylaws or legal proceedings, or legal conclusions, has been reviewed by us and is correct in all material respects; and our opinion set forth under "Federal Income Tax Consequences" is confirmed.

     (14) To our knowledge, neither CIT, the Company nor any of their respective subsidiaries is in violation of its partnership agreement, declaration of trust, certificate of incorporation, by-laws or other charter documents, as the case may be, and no default by CIT, the Company or any of their respective subsidiaries exists in the due performance or observance of any obligation, agreement, covenant or condition contained in any Agreement and Instrument that is described or referred to in the Registration Statement or the Prospectus or filed or incorporated by reference as an exhibit to the Registration Statement, except for any such violations or defaults as would, individually or in the aggregate, not reasonably be expected to have a Material Adverse Effect on CIT or the Company..

     (15) The execution, delivery and performance of the Distribution Agreement, the Indenture and the Notes and any other agreement or instrument entered into or issued or to be entered into or issued by CIT and/or the Company in connection with the transactions contemplated by the Distribution Agreement, the consummation of the transactions contemplated by the Distribution Agreement (including the issuance and sale of the Notes and the use of the proceeds therefrom as described in the Prospectus) and the compliance by CIT and the Company with their respective obligations thereunder have been duly authorized by all necessary trust and partnership action, as applicable, and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event under, or result in the creation or imposition of any lien, charge or encumbrance upon any assets, properties or operations of CIT, the Company or any of their respective subsidiaries pursuant to, any Agreement and Instrument known to us, nor will such action result in any violation of the provisions of the partnership agreement, declaration of trust, certificate of incorporation, by-laws or other charter documents of CIT, the Company or any of their respective subsidiaries or any applicable law, statute, rule, regulation, judgment, order, writ or decree, known to us, of any government, government instrumentality or court, domestic or foreign, having jurisdiction over CIT, the Company or any of their respective subsidiaries or any of their assets, properties or operations, except for such violations, breaches, defaults, repayment events, liens, charges or encumbrances, as would, individually or in the aggregate, not reasonably be expected to have a Material Adverse Effect on CIT or the Company.

     (16) To our knowledge, there is no action, suit, proceeding, inquiry or investigation to which CIT, the Company or any of their respective subsidiaries thereof is a party or to which the assets, properties or operations of CIT, the Company or any of their respective subsidiaries thereof is subject, before or brought by any court or governmental agency or body, domestic or foreign, which, individually or in the aggregate, might reasonably be expected to result in a Material Adverse Effect or which might reasonably be expected to materially and adversely affect CIT, the Company or any of their respective subsidiaries, the performance by CIT and the Company of their respective obligations under the Distribution Agreement, the Indenture or the Notes or the consummation of the transactions contemplated by the Distribution Agreement.

     (17) All descriptions in the Prospectus of contracts and other documents to which CIT, the Company or any of their respective subsidiaries are a party are accurate in all material respects; and, to our knowledge, there are no franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Registration Statement or to be filed as exhibits to the Registration Statement other than those described or referred to therein or filed or incorporated by reference as exhibits thereto, and the descriptions thereof or references thereto are correct in all material respects.

     (18) The Registration Statement has been declared effective under the 1933 Act; any required filing of the Prospectus pursuant to Rule 424(b) has been or will be made in the manner and within the time period required by Rule 424(b); and to our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been initiated or are pending or threatened by the Commission.

     (19) The Registration Statement and the Prospectus, excluding the documents incorporated by reference therein, and each amendment or supplement to the Registration Statement and Prospectus, excluding the documents incorporated by reference therein, as of their respective effective or issue dates (other than the financial statements and supporting schedules included therein or omitted therefrom and the Trustee's Statement of Eligibility on Form T-1 (the "Form T-1"), as to which we express no opinion), complied as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations.

     (20) The documents incorporated by reference in the Prospectus (other than the financial statements and supporting schedules included therein or omitted therefrom, as to which we express no opinion), when they were filed with the Commission, complied as to form in all material respects with the requirements of the 1934 Act and the 1934 Act Regulations.

     (21) Neither CIT nor the Company is, and upon the issuance and sale of the Notes and the application of the net proceeds therefrom as described in the Prospectus, neither CIT nor the Company will be, an "investment company" within the meaning of the 1940 Act.

     (22) No filing with, or approval, authorization, consent, license, registration, qualification, order or decree of, any court or governmental authority or agency, domestic or foreign, is necessary or required for the performance by CIT and the Company of their respective obligations under the Distribution Agreement, the Indenture or the Notes or the consummation of the transactions contemplated in the Distribution Agreement other than under the 1933 Act, the 1933 Act Regulations, the 1939 Act, the 1939 Act Regulations, applicable state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Agent(s) which have been made, obtained or rendered, as applicable.

     In addition to the above legal opinions, we hereby advise you as follows:
In the course of our representation of CIT and the Company in connection with the offering of the Notes provided for in the Distribution Agreement, we have participated in conferences with representatives of CIT and the Company, you and your counsel, at which such conferences the contents of the

Registration Statement, including the Prospectus contained therein, and related matters were discussed. We have not independently verified the accuracy, completeness or fairness of the statements contained in the Registration Statement, including the Prospectus contained therein. However, nothing has come to our attention that would lead us to believe that the Registration Statement or any post-effective amendment thereto (except for financial statements, supporting schedules and other financial data included therein or omitted therefrom and for the Form T-1, as to which we make no statement), at the time the Registration Statement or any post-effective amendment thereto (including the filing of CIT's Annual Report on Form 10-K with the Commission) became effective or at the date of any agreement of the applicable Agent(s) to purchase Notes from the Company as principal, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto (except for financial statements, supporting schedules and other financial data included therein or omitted therefrom, as to which we make no statement), at the time the Prospectus was issued, at the time any such amended or supplemented prospectus was issued or at the date hereof, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     In rendering our opinion, we may rely as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of CIT, the Company and public officials.